UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 24, 2017

EXELIXIS, INC. (Exact name of registrant as specified in its charter)

Delaware	000-30235	04-3257395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 East Grand Ave.
South San Francisco, California 94080
(Address of principal executive offices) (Zip Code)

(650) 837-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (the "Amendment No. 1") is being filed as an amendment to the Current Report on Form 8-K filed by Exelixis, Inc. ("Exelixis") with the Securities and Exchange Commission on May 25, 2017 (the “Original Filing”). The Original Filing reported the final voting results of Exelixis' 2017 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 24, 2017. The sole purpose of this Amendment No. 1 is to revise Item 5.07 of the Original Filing to disclose at the end of that item Exelixis' decision regarding how frequently it will conduct future stockholder advisory votes on executive compensation. No other changes have been made to the Original Filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Exelixis held its Annual Meeting of Stockholders (the "Annual Meeting") on May 24, 2017, at its offices located at 210 East Grand Avenue, South San Francisco, CA 94080.
     The voting results of the matters presented at the Annual Meeting are as follows:

1.
The election of each of Michael M. Morrissey, Ph.D., Stelios Papadopoulos, Ph.D., George A. Scangos, Ph.D. and Lance Willsey, M.D. as directors of Exelixis until the 2020 annual meeting of stockholders, and until his successor is elected and qualified, or until his earlier death, resignation or removal, was approved as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Michael M. Morrissey, Ph.D.	189,126,322	503,107	895,899	53,945,960
Stelios Papadopoulos, Ph.D.	179,468,438	10,128,913	927,977	53,945,960
George A. Scangos, Ph.D.	180,990,866	8,552,190	982,272	53,945,960
Lance Willsey, M.D.	181,061,435	8,534,011	929,882	53,945,960

Exelixis’ Class I directors, Charles Cohen, Ph.D., George Poste, D.V.M., Ph.D., FRS, and Jack L. Wyszomierski will each continue to serve on the Board of Directors until the 2018 annual meeting of stockholders and until his successor is elected and qualified, or until his earlier death, resignation or removal. Exelixis’ Class II directors, Carl B. Feldbaum, Esq., Alan M. Garber, M.D., Ph.D., Vincent T. Marchesi, M.D., Ph.D. and Julie Anne Smith, will each continue to serve on the Board of Directors until the 2019 annual meeting of stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

2.	The ratification of Ernst & Young LLP as the Exelixis independent registered public accounting firm for the fiscal year ending December 29, 2017, was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
243,001,537	766,401	703,350	0

3.	The 2017 Plan was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
137,568,045	49,721,622	3,235,661	53,945,960

4.	The compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement, received advisory approval as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
184,930,909	2,298,135	3,296,284	53,945,960

5.	The preferred frequency of stockholder advisory votes on the compensation of Exelixis' named executive officers, received advisory approval for one year as follows:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTES
174,122,554	470,428	15,751,371	180,975	53,945,960

In accordance with the Board of Directors recommendation as set forth in Exelixis' proxy statement for the Annual Meeting and consistent with the stated preference of Exelixis' stockholders as reflected above, on September 7, 2017, Exelixis determined that future stockholder advisory votes on executive compensation will be conducted on an annual basis, until the next stockholder advisory vote on this matter is held. Exelixis is required to hold votes on such frequency every six years.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIXIS, INC.

September 8, 2017	/s/ JEFFREY J. HESSEKIEL
Date	Jeffrey J. Hessekiel
Executive Vice President and General Counsel